                                   EXHIBIT 24

                               POWERS OF ATTORNEY

                    CENTRAL LOUISIANA ELECTRIC COMPANY, INC.


         WHEREAS, Central Louisiana Electric Company, Inc., a Louisiana corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a Prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain medium term notes of the Company to be issued under an Indenture dated as of October 1, 1988 between the Company and Bankers Trust Company, as Trustee, or any successor Trustee thereto;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, does hereby appoint Gregory L. Nesbitt, David K. Warner and Michael P. Prudhomme, and each of them severally, his true and lawful attorneys-in-fact or attorney-in-fact with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Registration Statement, including a Prospectus and exhibits thereto, and any amendment or amendments thereto (including post- effective amendments) and any supplement or supplements thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to by done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 26th day of January, 1996.




                                        /s/ Sherian G. Cadoria
                                        -----------------------------------
                                        Sherian G. Cadoria

                    CENTRAL LOUISIANA ELECTRIC COMPANY, INC.

                               POWER OF ATTORNEY


         WHEREAS, Central Louisiana Electric Company, Inc., a Louisiana corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a Prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain medium term notes of the Company to be issued under an Indenture dated as of October 1, 1988 between the Company and Bankers Trust Company, as Trustee, or any successor Trustee thereto;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, does hereby appoint Gregory L. Nesbitt, David K. Warner and Michael P. Prudhomme, and each of them severally, his true and lawful attorneys-in-fact or attorney-in-fact with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Registration Statement, including a Prospectus and exhibits thereto, and any amendment or amendments thereto (including post- effective amendments) and any supplement or supplements thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 26th day of January, 1996.




                                        /s/ J. Patrick Garrett
                                        -----------------------------------

                                        J. Patrick Garrett

                    CENTRAL LOUISIANA ELECTRIC COMPANY, INC.

                               POWER OF ATTORNEY


         WHEREAS, Central Louisiana Electric Company, Inc., a Louisiana corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a Prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain medium term notes of the Company to be issued under an Indenture dated as of October 1, 1988 between the Company and Bankers Trust Company, as Trustee, or any successor Trustee thereto;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, does hereby appoint Gregory L. Nesbitt, David K. Warner and Michael P. Prudhomme, and each of them severally, his true and lawful attorneys-in-fact or attorney-in-fact with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Registration Statement, including a Prospectus and exhibits thereto, and any amendment or amendments thereto (including post- effective amendments) and any supplement or supplements thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 26th day of January, 1996.




                                        /s/ F. Ben James, Jr.
                                        -----------------------------------

                                        F. Ben James, Jr.

                    CENTRAL LOUISIANA ELECTRIC COMPANY, INC.

                               POWER OF ATTORNEY


         WHEREAS, Central Louisiana Electric Company, Inc., a Louisiana corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a Prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain medium term notes of the Company to be issued under an Indenture dated as of October 1, 1988 between the Company and Bankers Trust Company, as Trustee, or any successor Trustee thereto;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, does hereby appoint Gregory L. Nesbitt, David K. Warner and Michael P. Prudhomme, and each of them severally, his true and lawful attorneys-in-fact or attorney-in-fact with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Registration Statement, including a Prospectus and exhibits thereto, and any amendment or amendments thereto (including post- effective amendments) and any supplement or supplements thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 26th day of January, 1996.




                                        /s/ Hugh J. Kelly
                                        -----------------------------------

                                        Hugh J. Kelly

                    CENTRAL LOUISIANA ELECTRIC COMPANY, INC.

                               POWER OF ATTORNEY


         WHEREAS, Central Louisiana Electric Company, Inc., a Louisiana corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a Prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain medium term notes of the Company to be issued under an Indenture dated as of October 1, 1988 between the Company and Bankers Trust Company, as Trustee, or any successor Trustee thereto;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, does hereby appoint Gregory L. Nesbitt, David K. Warner and Michael P. Prudhomme, and each of them severally, his true and lawful attorneys-in-fact or attorney-in-fact with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Registration Statement, including a Prospectus and exhibits thereto, and any amendment or amendments thereto (including post- effective amendments) and any supplement or supplements thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 26th day of January, 1996.




                                        /s/ A. DeLoach Martin, Jr.
                                        -----------------------------------

                                        A. DeLoach Martin, Jr.

                    CENTRAL LOUISIANA ELECTRIC COMPANY, INC.

                               POWER OF ATTORNEY


         WHEREAS, Central Louisiana Electric Company, Inc., a Louisiana corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a Prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain medium term notes of the Company to be issued under an Indenture dated as of October 1, 1988 between the Company and Bankers Trust Company, as Trustee, or any successor Trustee thereto;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, does hereby appoint Gregory L. Nesbitt, David K. Warner and Michael P. Prudhomme, and each of them severally, his true and lawful attorneys-in-fact or attorney-in-fact with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Registration Statement, including a Prospectus and exhibits thereto, and any amendment or amendments thereto (including post- effective amendments) and any supplement or supplements thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 26th day of January, 1996.




                                        /s/ Robert T. Ratcliff
                                        -----------------------------------

                                        Robert T. Ratcliff

                    CENTRAL LOUISIANA ELECTRIC COMPANY, INC.

                               POWER OF ATTORNEY


         WHEREAS, Central Louisiana Electric Company, Inc., a Louisiana corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a Prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain medium term notes of the Company to be issued under an Indenture dated as of October 1, 1988 between the Company and Bankers Trust Company, as Trustee, or any successor Trustee thereto;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, does hereby appoint Gregory L. Nesbitt, David K. Warner and Michael P. Prudhomme, and each of them severally, his true and lawful attorneys-in-fact or attorney-in-fact with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Registration Statement, including a Prospectus and exhibits thereto, and any amendment or amendments thereto (including post- effective amendments) and any supplement or supplements thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 26th day of January, 1996.




                                        /s/ Edward M. Simmons
                                        -----------------------------------

                                        Edward M. Simmons

                    CENTRAL LOUISIANA ELECTRIC COMPANY, INC.

                               POWER OF ATTORNEY


         WHEREAS, Central Louisiana Electric Company, Inc., a Louisiana corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a Prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain medium term notes of the Company to be issued under an Indenture dated as of October 1, 1988 between the Company and Bankers Trust Company, as Trustee, or any successor Trustee thereto;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, does hereby appoint Gregory L. Nesbitt, David K. Warner and Michael P. Prudhomme, and each of them severally, his true and lawful attorneys-in-fact or attorney-in-fact with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Registration Statement, including a Prospectus and exhibits thereto, and any amendment or amendments thereto (including post- effective amendments) and any supplement or supplements thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 26th day of January, 1996.




                                        /s/ Ernest L. Williamson
                                        -----------------------------------

                                        Ernest L. Williamson